SUPPLEMENT DATED SEPTEMBER 30, 2007

To The

Timothy Plan Family of Funds Prospectus

Dated May 1, 2007

Effective October 8, 2007, Unified Fund Services, Inc., which acts as the Funds’ transfer agent, will be relocating its offices. As a result of this move, the address to which overnight deliveries should be sent will change. Effective October 8, 2007, purchase requests, redemption requests, and other correspondence related to your account in a Fund should be addressed as follows:

U.S. Mail: (no change)	Overnight:

Timothy Plan Family of Funds	Timothy Plan Family of Funds
c/o Unified Fund Services, Inc.	c/o Unified Fund Services, Inc.
P.O. Box 6110	2960 N. Meridian St., Suite 300
Indianapolis, IN 46206	Indianapolis, IN 46208

You may also contact Shareholder Services by calling (800) 662-0201.

This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated May 1, 2007, has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling Shareholder Services at (800) 662-0201.